UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 22, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


           NEW YORK                   1-6663                11-2037182
(State or other Jurisdiction     (Commission File         (IRS Employer
      of Incorporation)               Number)          Identification No.)

     275 WAGARAW ROAD, HAWTHORNE,                              07506
              NEW JERSEY
(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 22, 2007, Phillip Siegel resigned as a Director. Prior to his resignation as Director, Mr. Siegel served as Chairman of the Compensation Committee and as a member of the Audit and Nominating Committees.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COLONIAL COMMERCIAL CORP.
                                         -------------------------
                                               (Registrant)

Date: January 22, 2007                      /s/ William Salek
                                            -----------------
                                              William Salek
                                         Chief Financial Officer